UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

QUANTUM-SI INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-39486	85-1388175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Old Whitfield Street
Guilford, Connecticut	06437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 688-7374

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QSI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	QSIAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2023, Quantum-Si Incorporated (the “Company”) filed a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to limit the liability of its officers as permitted by recent amendments to Delaware law (the “Charter Amendment”).

As disclosed in Item 5.07 of this Current Report on Form 8-K, the Charter Amendment was approved by the Company’s stockholders at the Company’s 2023 annual meeting of stockholders held on May 11, 2023 (the “Annual Meeting”). The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)      On May 11, 2023, the Company held its Annual Meeting. At the Annual Meeting, the Company's shareholders voted on four proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2023 (the “Proxy Statement”). At the Annual Meeting, there were 79,346,526 shares of Class A common stock and 19,937,500 shares of Class B common stock present or represented by proxy, which represented approximately 92% of the outstanding total voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), which constituted a quorum for the transaction of business.  Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on March 15, 2023 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to 20 votes for each share held as of the Record Date.

(b)        The following actions were taken at the Annual Meeting:

1.         The following nominees were reelected to serve on the Company’s board of directors until the Company’s 2024 annual meeting of stockholders, based on the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Jonathan M. Rothberg, Ph.D.	437,306,196	14,217,615	99,724	26,472,991
Jeffrey Hawkins	448,380,055	3,138,725	104,755	26,472,991
Ruth Fattori	450,912,510	592,624	118,401	26,472,991
Brigid A. Makes	448,868,316	2,605,805	149,414	26,472,991
Michael Mina, M.D., Ph.D.	446,743,033	4,747,756	132,746	26,472,991
Kevin Rakin	441,503,020	10,009,359	111,156	26,472,991
Scott Mendel	451,036,366	469,682	117,487	26,472,991

2.        The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
477,398,042	552,225	146,259	0

3.         The advisory vote of the compensation of the Company’s named executive officers, as described in the Proxy Statement, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
446,045,206	5,457,383	120,946	26,472,991

4.          The Charter Amendment was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
444,981,936	6,546,723	94,876	26,472,991

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Secretary of State of the State of Delaware on May 12, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM-SI INCORPORATED
		By:	/s/ Christian LaPointe, Ph.D.
		Name:	Christian LaPointe, Ph.D.
Date:	May 16, 2023	Title:	General Counsel